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                                                                    EXHIBIT - 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Multimedia Tutorial Services, Inc. (the "Company") on Form 10-QSB for the period ended August 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry Reichman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


By: /s/ Barry Reichman
----------------------
Barry Reichman
Chief Executive Officer and
Chief Financial Officer


Dated:  November 3, 2005